Commitments and contingencies	6 Months Ended
Sep. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
Commitments and contingencies
13. Commitments and contingencies

At 30 September 2023, there were commitments for future energy purchase agreements of £13,824 million (31 March 2023: £19,194 million) and future capital expenditure contracted but not provided for in relation to the acquisition of property, plant and equipment of £3,218 million (31 March 2023: £2,936 million).

We also have contingencies in the form of certain guarantees and letters of credit. These are described in further detail in note 30 to the Annual Report and Accounts for the year ended 31 March 2023.

Litigation and claims
Through the ordinary course of our operations, we are party to various litigation, claims and investigations. We do not expect the ultimate resolution of any proceedings to have a material adverse effect on our results of operations, cash flows or financial position.